                                                                     Exhibit 2.5

ENTERASYS                                                  [LOGO OF RIVER STONE]
---------
    NETWORKS(TM)


                            Memorandum of Agreement
                                   Regarding
                 Enterasys-Riverstone Inter-Company Operations

                              Dated: June 3, 2000

     This Memorandum of Agreement ("MOA") contains an agreement between Enterasys Networks, Inc., a Delaware corporation ("Enterasys") and Riverstone Networks, Inc., a Delaware corporation ("Riverstone"). Enterasys and Riverstone (collectively the "Parties") are controlled subsidiaries of Cabletron Systems, Inc., a Delaware corporation ("Cabletron") and maintain various commercial relationships. The Parties or their predecessor divisions have been operating as independent companies since March 1, 2000 in accordance with the provisions described in this MOA and its Exhibits and now wish to formalize the terms and conditions under which they will continue to provide products and services to each other by executing this MOA.

     The Parties intend to agree on and execute one or more definitive Inter-Company Operating Agreements to govern their relationships as soon as practicable. These definitive agreements may contain additional or modified terms and conditions. The Parties agree, however, that this MOA and its Exhibits reflect their agreement with respect to their commercial relationships and contain commitments that shall be legally binding unless and until more definitive Inter-Company Operating Agreements are executed and become effective.

     This MOA includes:

     Exhibit A      Basic Terms and Conditions
     Exhibit B      Riverstone Manufacturing and Reseller Agreement
     Exhibit C      Enterasys Manufacturing and Reseller Agreement
     Exhibit D      Enterasys Service Agreement
     Exhibit E      Riverstone Service Agreement
     Exhibit F      Enterasys Products and Training Referral Agreement


In Witness Whereof, the Parties have caused this MOA to be executed by their duly authorized representatives:

Enterasys Networks, Inc.                     Riverstone Networks, Inc

By: /s/ Enrique P. Fiallo                    By:
    -------------------------------              -------------------------------
Name: Enrique P. Fiallo                      Name:
      -----------------------------                -----------------------------
Title: President                             Title:
       ----------------------------                 ----------------------------

ENTERASYS                                                  [LOGO OF RIVER STONE]
---------
    NETWORKS(TM)


                            Memorandum of Agreement
                                   Regarding
                 Enterasys-Riverstone Inter-Company Operations

                              Dated: June 3, 2000

     This Memorandum of Agreement ("MOA") contains an agreement between Enterasys Networks, Inc., a Delaware corporation ("Enterasys") and Riverstone Networks, Inc., a Delaware corporation ("Riverstone"). Enterasys and Riverstone (collectively the "Parties") are controlled subsidiaries of Cabletron Systems, Inc., a Delaware corporation ("Cabletron") and maintain various commercial relationships. The Parties or their predecessor divisions have been operating as independent companies since March 1, 2000 in accordance with the provisions described in this MOA and its Exhibits and now wish to formalize the terms and conditions under which they will continue to provide products and services to each other by executing this MOA.

     The Parties intend to agree on and execute one or more definitive Inter-Company Operating Agreements to govern their relationships as soon as practicable. These definitive agreements may contain additional or modified terms and conditions. The Parties agree, however, that this MOA and its Exhibits reflect their agreement with respect to their commercial relationships and contain commitments that shall be legally binding unless and until more definitive Inter-Company Operating Agreements are executed and become effective.

     This MOA includes:

     Exhibit A      Basic Terms and Conditions
     Exhibit B      Riverstone Manufacturing and Reseller Agreement
     Exhibit C      Enterasys Manufacturing and Reseller Agreement
     Exhibit D      Enterasys Service Agreement
     Exhibit E      Riverstone Service Agreement
     Exhibit F      Enterasys Products and Training Referral Agreement


In Witness Whereof, the Parties have caused this MOA to be executed by their duly authorized representatives:

Enterasys Networks, Inc.                     Riverstone Networks, Inc

By:                                          By: /s/ Romulus S. Pereira
    -------------------------------              -------------------------------
Name:                                        Name: Romulus S. Pereira
      -----------------------------                -----------------------------
Title:                                       Title: President & CEO
       ----------------------------                 ----------------------------

EXHIBIT A                 BASIC TERMS AND CONDITIONS

1.   Definitions - Any capitalized terms not defined in this Exhibit shall have
     -----------
     the meanings ascribed to them in the MOA and the other Exhibits thereto. As used in this MOA:

Business Days              means weekdays excluding United States federal
                           holidays when those days fall or are celebrated on weekdays.

Claim                      has the meaning set forth in Section 7

Confidential Information   has the meaning set forth in Section 4.

Dispute                    has the meaning set forth in Section 9.

Enterasys Product          means the services and hardware and software products
                           listed on the Enterasys published price list supplied to Riverstone.

Intellectual Property      means all copyrights, trademarks, patents and other
                           intangible property of the Parties.

MOA means this Memorandum of Agreement and all its Exhibits.

Notice                     has the meaning set forth in Section 8.

Orders means orders placed by one Party on the other Party for that Party's Products that include the information required by Section 3.2 or agreed to by the Parties.

Parties Enterasys and Riverstone, each of which may be referred to as a "Party."

Product                    means any Riverstone Product or Enterasys Product.

Riverstone Product         means the services and hardware and software products
                           listed on the Riverstone published price list supplied to Enterasys.

Territory                  unless otherwise specified in this MOA or agreed by
                           the Parties, the Territory is worldwide.

Transformation Agreement   means the agreement dated __, 2000 by and among
                           Cabletron and certain other Cabletron affiliates governing the transformation of Cabletron.

2.   Relationship of the Parties - The Parties shall operate their respective
     ---------------------------
     businesses as if they are independent entities.

3.   Commercial Terms
     ----------------

3.1  Application of Cabletron Standard Licenses and Warranties - All Product
     ----------------------------------------------------------
     warranty terms and all license terms for Products sold hereunder shall be according to Cabletron's then-current standard U.S. warranty or license for the type of product or service in question unless otherwise mutually agreed to by the Parties in writing as an amendment to this MOA and attached hereto as an additional Exhibit. All such warranties and licenses are available from Cabletron upon request.

3.2  Orders - The Party placing an Order ("the Ordering Party") shall submit the
     ------
     Order to the location and in the manner designated by the Party on which the Order is placed (the "Shipping Party"). All Orders are subject to acceptance by the Shipping Party. No additional or different terms on the face or reverse side of any Order, or in any written communication shall supersede the terms of this MOA, unless such terms are agreed upon in advance, set forth in writing, and signed by an authorized signatory of both Parties. Each Order shall contain: (i) a complete list of the Products to be purchased specifying quantity, type, description and purchase price;
     (ii) the delivery date and ship-to location; (iii) the invoicing address; and (iv) any special terms and conditions agreed to in writing by the Parties. Orders may only be placed via electronic document transfer, facsimile, or hard copy. Verbal or telephone orders must be followed promptly by one of the transmission means described above.

3.3  Acceptance and Rejection - Orders may be rejected by a Shipping Party in
     ------------------------
     its reasonable discretion, provided that any Order shall be deemed accepted unless the Shipping Party provides notice of rejection to the Ordering Party within ten (10) Business Days after receipt of the Order. The Ordering Party may request changes to Orders including reschedules and cancellation of either all or portions of a Order, however the Shipping Party reserves the right to offer a different solution, reject the change or cancellation or to accept it and assess a charge of up to five percent (5%) of the Order if the change or cancellation is requested within ten
     (10) days of the scheduled ship date of the Order.

3.4  Invoices and Payment - All payments for Products shall be due and payable
     --------------------
     thirty (30) days after the receipt of the invoice. Should a dispute arise regarding payment of any amount due, the undisputed portion shall be paid within thirty (30) days after the receipt of the invoice. Disputed amounts that remain unpaid for ninety (90) days or more shall be treated as a Dispute under Section 9 hereto and resolved according to the process outlined in Section 9.

3.5  Delivery - The Shipping Party shall deliver Products, Incoterms Ex-Works,
     --------
     the shipping location of the Shipping Party, with the Ordering Party responsible for the cost of freight and insurance. The Shipping Party will use commercially reasonable efforts to deliver all Products pursuant to the Shipping Party's published lead-times, and, whenever possible, to meet requests for expedited delivery in accordance with the delivery date specified in the Order. Products will ship from the regular shipping location closest location to which the Order was submitted, provided the Ordering Party places Orders for delivery within the Shipping Party's published lead-times. Products will be packed and packaged according to the Shipping Party's then current standard packaging methods.

3.6  Special Requests and Changes - If the Ordering Party request an expedited
     ----------------------------
     delivery of a Product, the Ordering Party shall pay any resulting premium freight and other expedited delivery charges. The Shipping Party reserves the right to schedule, reschedule, or make partial shipments, provided that the Shipping Party shall give the Ordering Party reasonable advance notice of any such scheduled delivery change and the Ordering Party shall agree to any such changes. When Products or component parts are in short supply, or on an industry wide allocation, the Shipping Party will allocate its available inventory and make deliveries on a basis the Shipping Party deems equitable, in its sole discretion, and without liability to the Ordering Party on account of the method of allocation chosen or its implementation. Special packaging or packing requirements shall be quoted by the Shipping Party, and mutually agreed to in advance.

3.7  Carriers - Products will be shipped by a the carrier designated in writing
     --------
     by the Ordering Party, provided that in the absence of any specific shipping instructions from the Ordering Party, the Shipping Party may select the carrier. In no event, however, shall the Shipping Party be liable for the shipment or shall the carrier be deemed an agent or representative of the Shipping Party. The Ordering Party shall be responsible for filing any claims directly with the carrier.

3.8  Taxes - The Ordering Party shall be liable for all taxes, duties, levies,
     -----
     and fees associated with the delivery of the Shipping Party's Products to the Ordering Party, but not including any income taxes owed by the Shipping Party.

4.   Confidentiality - It is anticipated that during the Term of this MOA the
     ---------------
     Parties will exchange Confidential Information (as defined below). For purposes of this Section, the Party disclosing the Confidential Information is the "Discloser" and the Party receiving the Confidential Information is the "Recipient". "Confidential Information" shall include, but not be limited to, information relating to (i) the technical specifications of the Products, (ii) the development, research, testing, marketing and financial activities of the Discloser, (iii) the identity and special needs of the customers or suppliers of the Discloser, and (iv) the people and organizations with whom the Discloser has business relationships and those relationships. All Confidential Information acquired by Recipient or its employees or agents shall remain Discloser's exclusive property, and Recipient shall use its best efforts (which in any event shall not be less than the efforts Recipient takes to ensure the confidentiality of its own proprietary and other confidential information) to keep, and have its employees and agents keep, any and all such information and data confidential, and shall not copy or publish or disclose it to others, or authorize its employees, or agents or anyone else to copy, publish, or disclose it to others, without Discloser's prior written approval, and shall return such information and data to Discloser at its request. Recipient shall only use any Confidential Information in connection with its performance under this MOA. Except as provided herein, upon termination or expiration, a Recipient shall deliver to Discloser all Confidential Information furnished by Discloser, which is then in the possession of the Recipient, and shall not retain copies of the same.

5.   Term and Termination
     --------------------

5.1  Termination of MOA - Unless terminated in advance by written agreement of
     ------------------
     the Parties or under Section 10 of the Transformation Agreement, the terms of this MOA shall remain in effect and binding until the earlier of: (i) the date that a definitive Inter-Company Operating Agreement between the Parties becomes effective; or (ii) a date three (3) years from the date hereof.

5.2  Limitation of Liability for Termination - In the event this MOA is
     ---------------------------------------
     terminated, neither Party shall be liable to the other for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales, or on account of expenditures, investments, leases or commitments in connection with the business or good will of the other Party, or for any other reason relating to or arising from such termination.

6.   Limitation of Liability - NEITHER PARTY SHALL BE LIABLE FOR ANY
     -----------------------
     CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS AND UNLIQUIDATED INVENTORY), INDIRECT, SPECIAL OR PUNITIVE DAMAGES EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES EXCEPT (I) IN CONNECTION WITH A BREACH OF THE CONFIDENTIALITY PROVISIONS SET FORTH IN THIS MOA (II) MISAPPROPRIATION OF INTELLECTUAL PROPERTY AND (III) TO THE EXTENT ANY SUCH DAMAGES ARE A PART OF AN INDEMNIFIED LOSS AGAINST WHICH A PARTY IS ENTITLED TO BE INDEMNIFIED PURSUANT TO THE OTHER PROVISIONS OF THIS MOA.

7.   Intellectual Property: Permissions, Infringement, and indemnification
     ---------------------------------------------------------------------

7.1  Ownership and Title - The Party owning the Intellectual Property in
     -------------------
     question as of the date hereof shall be considered and remain the "Owning Party" of such Intellectual Property. Nothing herein shall grant to the other Party any right, title or interest in the Intellectual Property of the Owning Party. The Parties acknowledge that any unauthorized use of Intellectual Property will cause immediate and irreparable harm to the Owning Party and shall entitle it to appropriate injunctive relief

7.2  Publicity - Each Party may accurately publicize its business relationships
     ---------
     with the other Party and may advertise the Products that contain Trademarks of the Owning Party of such Trademarks and which the other Party is authorized to sell under this MOA. The Parties agree to use and acknowledge all Trademarks when advertising or referring to the authorized Products. The Owning Party may, at its option, require prior approval of any materials, as to substance, form and style used by the other Party in its advertising. All other permissions or licenses of Intellectual Property shall be agreed to mutually by the Parties in an Exhibit attached hereto.

7.3  Indemnification - Each Party shall indemnify, defend and hold harmless the
     ---------------
     other Party and its affiliates and their respective directors, officers, shareholders, employees and agents from and against any and all claims, demands, suits, actions, judgments, costs and liabilities, including attorneys' fees, relating to or arising out of any allegation that Products furnished under this MOA infringe or violate any patent, copyright, trade secret, trade name, trade dress, mask work, mask rights, trademark or any other proprietary right (a "Claim") and shall pay all costs and damages awarded; provided, the foregoing indemnity shall not apply: (i) to any Claim that arises as a consequence of the combination of the Products not authorized by the Owning Party where such claim would not have occurred but for such combination; or (ii) to any Claim relating to use of a Product following the date on which the Owning Party made available a non-infringing version of such Product. Each Party agrees to promptly notify the Owning Party of such Claim and permit the Owning Party to defend and compromise such Claim provided, the other Party's failure to so notify the Owning Party shall not diminish the Owning Party's indemnity obligations hereunder except to the extent such other Party's delay in notifying the Owning Party materially prejudices the Owning Party's defense of such matter. If an injunction or exclusion order preventing the use of the Products results from such a claim or, if the other Party reasonably believes such an injunction is likely, the Owning Party shall, at its expense, and at the other Party's request, use commercially reasonable efforts to either (i) obtain for the other Party the right to continue using the Products, or (ii) modify the Products to make them non-infringing. In the event that the Owning Party cannot obtain such right for the other Party, or perform such modification the Owning Party shall repurchase all such Products from the other Party at the purchase price, provided that for any Products no longer in the inventory of the other Party or such Party's resellers, the repurchase price will be the purchase price subject to straight line five year depreciation.

8.   Notices -Where electronic communication is available, the Parties may
     -------
     communicate with each other by electronic means. The Parties agree that when electronic communications are used, they are the equivalent of written and signed documents except for Notices given under this MOA which if transmitted electronically, shall also be sent via facsimile transmission (with a copy by U.S. mail or overnight courier (signature required)). Notices shall be deemed effective upon receipt or refusal to accept delivery. Routine business communications (such as Product discontinuance announcements and changes to prices) shall not be deemed to be a Notice. All Notices required by this MOA shall be made:

     If to Enterasys:
          to it at:           Enterasys Networks, Inc.
                              35 Industrial Way
                              Building 36
                              Rochester, NH 03867
                              Attention: President
                              Telecopier No.: (603) 337-1524

          With a copy to:     Ropes & Gray
                              One International Place
                              Boston, MA 02110
                              Attention: David A. Fine
                              Telecopier No.: (617) 951-7050

     If to Riverstone:
          to it at:           Riverstone Networks, Inc.
                              5200 Great America Parkway
                              Santa Clara, CA
                              Attention: President
                              Telecopier No.: (408) 878-6501

          With a copy to:     Ropes & Gray
                              One International Place
                              Boston, MA 02110
                              Attention: David A. Fine
                              Telecopier No.: (617) 951-7050

     Copies of all Notices provided under this MOA shall simultaneously be given to Cabletron at:

     Cabletron Systems, Inc.
     35 Industrial Way
     Rochester, NH, USA 03867
     Attention: Eric Jaeger or Chief Financial Officer
     Facsimile No. 603-337-2388

          With a copy to:     Ropes & Gray
                              One International Place
                              Boston, MA 02110
                              Attention: David A. Fine
                              Telecopier No.: (617) 951-7050


9.   Dispute Resolution
     ------------------

9.1  Consultation - The Parties shall make good faith efforts to resolve any
     ------------
     dispute arising under this MOA ("Dispute") through consultations between their chief executive officers or their designated representatives. These individuals shall meet in person or speak via conference call for the purposes of resolving the Dispute within seven (7) Business Days of a Notice of the Dispute being received. Notwithstanding the existence of any Dispute, the Parties shall continue to operate under the MOA as if no dispute exists.

9.2  Unresolved Disputes - If the Parties are unable to resolve a Dispute
     -------------------
     through the consultation in 9.1, the Dispute shall be resolved by the Chief Executive Officer of Cabletron or such other officers or directors of Cabletron as the Chief Executive Officer of Cabletron may deem appropriate under the circumstances.

10.  General Terms
     -------------

10.1 Entire Agreement and Amendment - This MOA, its Exhibits and all documents
     ------------------------------
     incorporated by reference, constitute the entire and only understanding between the Parties. Unless otherwise provided herein or in Section 10 of the Transformation Agreement, no amendment or modification to this MOA shall be binding on either Party unless made in writing and signed by duly authorized representatives of both Parties.

10.2 Choice of Laws - This MOA and all Orders for products or services placed
     --------------
     under the terms of this MOA shall be governed by the laws of the State of New Hampshire, regardless of the laws that might otherwise govern under applicable conflict and choice of laws principles.

10.3 Assignment - Except as set forth below, any assignment of this MOA shall be
     ----------
     null and void. Assignment shall include any change in control of a Party. This MOA may be assigned by either Party: (i) in connection with any sale or merger of such Party (or a major group or division of such Party), provided that written notice is provided to the non-assigning Party at least thirty (30) days before such transaction closes; (ii) in whole or in part to one or more wholly owned subsidiaries of the assigning Party; or
     (iii) with the written consent of the non-assigning Party.

10.4 Relationship of the Parties - This MOA creates no relationship of joint
     ----------------------------
     venture, franchise or partnership, and neither Party has the authority to assume or create any obligation or responsibility on behalf of the other Party. Except as expressly provided in this MOA, neither Party shall hold itself out as the representative, agent, franchisee or employee of the other Party.

10.5 Force Majeure - Except in the case of one Party's failure to pay any
     -------------
     amounts due hereunder, neither Party shall be liable for any damages or penalties for delay in delivery nor for failure to give notice when such delay is due to the elements, acts of God, acts of the other Party, acts of civil or military authority, fires, or floods, epidemics, quarantine restrictions, war, riots, strikes, lockouts or other labor disputes, delays in transportation, delays in delivery by vendors, or any other causes, without limitation, which are beyond the reasonable control of the delayed Party. The delivery date shall be considered extended by a period of time equal to the time lost because of any delay, which is excusable under this provision.

10.6 Import and Export Controls - Certain products, services or information that
     --------------------------
     are to be sold, licensed or otherwise provided by one Party to the other pursuant to this MOA may be subject to import or export control laws of the United States government and other governments. Each Party assures the other that the Shipping Party will comply with those regulations at the Shipping Party's expense when ever the Shipping Party exports or re-exports controlled products, controlled technical data or any product produced directly from controlled technical data.

10.7 Waiver or Severability - No provision of this MOA shall be deemed to have
     ----------------------
     been waived because a Party fails to enforce the provision. If any term of this MOA shall be declared illegal, invalid or unenforceable, such term shall be construed to be enforceable to the maximum extent permitted and, if not so construable, shall be deemed deleted from this MOA, provided that if such construction or deletion substantially alters the commercial basis of this MOA, the Parties shall negotiate in good faith to amend the terms of this MOA to give effect to their original intent.

10.8 Survival - Appropriate provisions of this MOA, including but not limited to
     --------
     the following shall survive after the Term has expired: Sections 3, 4, 6, 7, 9 and 10.

                               End of Exhibit A
                               ----------------

EXHIBIT B RIVERSTONE MANUFACTURING AND RESELLER AGREEMENT

Any capitalized terms not defined in this Exhibit shall have the meanings ascribed to them in the MOA and the other Exhibits thereto. This Exhibit, together with the MOA, governs the manufacturing and sale of Riverstone Products by Enterasys. Definitions are contained in Section 3 below.

1.   Prices & Discounts:
-----------------------

A. Manufacturing: Riverstone agrees to provide to Enterasys a manufacturing license for Enterasys Subcontractors to produce certain Riverstone Products listed on Schedule 1 hereto at Standard Cost plus a royalty of seven percent (7%) on such Standard Cost.

B. Resale of Riverstone Products: Riverstone agrees to sell Riverstone Products to Enterasys for resale to Enterasys End-User Customers. Riverstone Products, listed on Schedule 2 hereto, will be sold to Enterasys at a forty percent discount (40%) off of Riverstone List Price.

C. Worldwide Channel Sales: Whereas Riverstone desires to make use, during an interim period, of Enterasys established channel distribution business to satisfy certain Riverstone End User Customers. Sales to Enterasys Channel Partners to be allocated to Riverstone shall be determined based upon point-of-sale (POS) reports produced by Enterasys Channel Partners. Riverstone understands and agrees that to recognize sales by Enterasys Channel Partners as Riverstone revenue, Riverstone must sell equivalent inventory to the applicable Enterasys Channel Partner. Riverstone agrees to pay to Enterasys a fee equal to twelve percent (12%) of Net Revenue on sales of the applicable products to Enterasys Channel Partners. Such sales will be measured based on POS reports for the period of June 4, 2000 through September 3, 2000.

D.   International Sales:

(i) Riverstone agrees it will pay to Enterasys a twelve percent (12%) commission on Net Revenue for International Sales of Riverstone Products by Enterasys as Primary Seller; and

(ii) Riverstone agrees it will pay to Enterasys a nine percent (9%) commission on Net Revenue for International Sales of Riverstone Products that Enterasys provides Logistics Services on.

2.   Special Terms:
------------------

The parties agree to comply with the special terms detailed below provided that no such term shall alter the terms of the Agreement or any other Exhibit to the Agreement.
  1) Riverstone is accountable for all start up costs for Enterasys to be international agent for Riverstone invoicing and collection.
  _____________________________________________________________________
  _____________________________________________________________________

3.   Certain Defined Terms:
--------------------------

Capitalized Terms not defined herein shall have the meaning ascribed to them in the Agreement and its other Exhibits.

Channel Partner shall mean an entity contracted by Enterasys to resell Enterasys
---------------
Products.

Discounts shall mean the discounts set out in Section 1 of this Exhibit.
---------

End User Customer shall mean the customer which purchases the Riverstone
-----------------
Products  directly for its specific ownership and internal use.

Enterasys Subcontractors shall mean manufacturers contracted by Enterasys to
------------------------
produce products for Enterasys.

International Sales shall mean all sales made to End User Customers for shipment
-------------------
outside the United States of America by Riverstone.

Logistics Services shall mean any services which require Enterasys to ship a
------------------
Riverstone Product, bill for a Riverstone Product or collect payment for a Riverstone Product.

Net Revenue shall mean all revenue from the sale of all Riverstone Products to
-----------
the End User Customer.

Primary Seller shall mean the Partner Subsidiary on which the Order is placed by
--------------
an End User Customer.

Riverstone List Price shall mean the price listed on the Riverstone Price List
---------------------
for an Riverstone Product.

Riverstone Price List shall mean the price list provided to Enterasys by
---------------------
Riverstone under this Exhibit.

Standard Cost shall mean the cost of labor, time and materials associated with
-------------
manufacturing a product.

                            SCHEDULE 1 TO EXHIBIT B
                            -----------------------

          LIST OF RIVERSTONE PRODUCTS THAT ENTERASYS CAN MANUFACTURE
          ----------------------------------------------------------

--------------------------------------------------------------------------------
Material           Product Heirarchy  Product Description
--------------------------------------------------------------------------------
ELS10-27MDU        1000 10  111.320   multi-unit swch, 24 10Mbps ports, 3 10/100
--------------------------------------------------------------------------------
6C110              1000 10  118.100   SS6500 10G6 ATM SWITCH, 10 SLOTS
--------------------------------------------------------------------------------
6C110-PBA-UGK      1000 10  118.100   6C110 POWER BRIDGE ADAPTER CARD
--------------------------------------------------------------------------------
6C110-UGK          1000 10  118.100   SS 6500 BACKPLANE UPGRADE
--------------------------------------------------------------------------------
6C210-1            1000 10  118.100   6C210-1 POWER SUPPLY 892 WATTS
--------------------------------------------------------------------------------
6C210-2            1000 10  118.100   6C210-2 POWER SUPPLY 892 WATTS DC INPUT
--------------------------------------------------------------------------------
6C210-PROMO1       1000 10  118.100   2-AC power supply w/power bridge adapter
--------------------------------------------------------------------------------
6C210-PROMO2       1000 10  118.100   2 DC 800 watt ps w/power bridge adapter
--------------------------------------------------------------------------------
6A-TSM512
------------------
IOM-29-4-IR
------------------
IOM-29-4-LR
------------------
IOM-29-4-MIX
------------------
6A/9A-ESM
------------------
6A000-02
------------------
6A000-04
------------------
6A000-04-UGK
------------------
6A000-04-UPGR
------------------
6A000-11M/622M
------------------
6A000-12M
------------------
6A000-15M
------------------
6A000-MM15SVR
------------------
6A000-MM7-SVR
------------------
6A000-UT7-SVR
------------------
6A-CPU66
------------------
6A-CPU-UGK
------------------
6A-CSM512
------------------
6A-IOM-21-4
------------------
6A-IOM-22-4
------------------
6A-IOM-29-4
------------------
6A-IOM-29-4-IR
------------------
6A-IOM-29-4-LR
------------------
6A-IOM-31-1
------------------
6A-IOM-39-1
------------------
6A-IOM-39-1-IR
------------------
6A-IOM-39-1-LR
------------------
6A-IOM-67-4
------------------
6A-IOM-77-4
------------------
IOM-21-4
------------------
IOM-22-4
------------------
IOM-31-1
------------------
IOM-39-1-IR
------------------
IOM-39-1-LR
------------------

------------------
IOM-67-4
------------------
IOM-77-4
------------------
IOM-92-4
------------------
2A100-IS
2A200
2A200-IS
2A200-PS
2A-ESM
2A-IOM-21-4
2A-IOM-22-4
2AIOM-29-4
2A-IOM-29-4-IR
2A-IOM-29-4-LR
2A-IOM-29-4-MIX
2A-IOM-31-1
2A-IOM-39-1
2A-IOM-39-1-LR
2A-IOM-67-4
2A-IOM-77-4
2A-IOM-82-4
ZX-IOM-31-1
ZX-IOM-39-1
ZX-IOM-29-4
ZX-IOM-21-4
ZX-IOM-22-4
ZX-IOM-29-4-IR
ZX-IOM-77-4
ZX-IOM-67-4
ZX-IOM-39-1-IR
ZX-250I
ZX-250R
ZX-250
ZX-ESM
ZX-RPS
ZX250-MM7-SVR
ZX250-UT7-SVR
ZX250-MM7-SV2
ZX250-UT7-SV2
ZX-SW-PVC
ZX-SW-SPMA
ZX-SW-SVC
ZX-MSM32-UPGR
ZX-MSM16-UPGR
ZX250I-MM7-SV2
ZX250I-MM15-SVR
ZX250I-MM7-SVR
ZX250R-MM15-SVR
ZX250R-MM7-SVR
ZX250R-MM15-SV2
ZX-IOM-29-4-LR

ZX-IOM-39-1-LR
ZX-CPU-UGK
ZX-MSM16-UGK
ZXI-CPU-UGK
ZX-MSM32-UGK
ZXR-CPU-UGK

                            Schedule 2 to Exhibit B
                            -----------------------

     List of Products owned by Riverstone that may be Resold by Enterasys
     --------------------------------------------------------------------

--------------------------------------------------------------------------------
Material         Product Heirarchy      Product Description
--------------------------------------------------------------------------------
SSR-POS39-02     1000 10   121.500      2 PORT POS OC-12C/STM-4
--------------------------------------------------------------------------------
SSR-POS29-04     1000 10   121.600      4 PORT POS OC-3C/STM1 SMF-IR
--------------------------------------------------------------------------------
SSR-POS21-04     1000 10   121.600      4 PORT POS OC-3C/STM1 MMF
--------------------------------------------------------------------------------
SSR-POS31-02     1000 10   121.600      2 PORT POS OC-12C MMF
--------------------------------------------------------------------------------
TL16             1000 10   121.800      TERALINK 2800
--------------------------------------------------------------------------------
TL16-PS          1000 10   121.800      AC POWER SUPPLY FOR THE TERALINK 2800
--------------------------------------------------------------------------------
TL16-PS-DC       1000 10   121.800      DC POWER SUPPLY FOR THE TERALINK 2800
--------------------------------------------------------------------------------
TL16-SFLC        1000 10   121.800      SWITCH FABRIC MODULE
--------------------------------------------------------------------------------
TL8              1000 10   121.800      8 Slot Chassis
--------------------------------------------------------------------------------
TL8-CFG3         1000 10   121.800      SSR 8000 Config 3.
--------------------------------------------------------------------------------
TL8-FAN          1000 10   121.800      SSR 8000 Fan Tray Module
--------------------------------------------------------------------------------
TL8-PS           1000 10   121.800      SSR 8000 Power Supply
--------------------------------------------------------------------------------
TL8-PS-DC        1000 10   121.800      DC POWER SUPPLY
--------------------------------------------------------------------------------
TL-C-HSSI4       1000 10   121.800      4 M HSSI CABLE, MALE TO MALE CONNECTOR
--------------------------------------------------------------------------------
TL-CM2-M128      1000 10   121.800      CM2 Memory Upgrade Kit
--------------------------------------------------------------------------------
TL-C-X21-4       1000 10   121.800      TERAYON OEM PART NO.
--------------------------------------------------------------------------------
TLL              1000 10   121.800      FIRMWARE UPGRADE KIT
--------------------------------------------------------------------------------
TLL-CM2-64       1000 10   121.800      Control Module w 64MB memory
--------------------------------------------------------------------------------
TLL-CMTS-41      1000 10   121.800      CM Termination
--------------------------------------------------------------------------------
TLL-FX-MF8       1000 10   121.800      8 PORT 100BASEFX MODULE, MMF SC PORTS
--------------------------------------------------------------------------------
TLL-HSSI-2       1000 10   121.800      DUAL PORT HSSI MODULE
--------------------------------------------------------------------------------
TLL-LLX-1        1000 10   121.800      1 PORT 70KM 1000BASELX GIGABIT ENET MOD
--------------------------------------------------------------------------------
TLL-LX-SF2       1000 10   121.800      2 PORT 1000BASELX MODULE
--------------------------------------------------------------------------------
TLL-SX-MF2       1000 10   121.800      2 PORT 1000BASESX MODULE
--------------------------------------------------------------------------------
TLL-TX-8         1000 10   121.800      8 Port 10/100 Base TX
--------------------------------------------------------------------------------
TLL-WAN-C4       1000 10   121.800      QUAD-PORT SERIAL MODULE W/COMPRESSION
--------------------------------------------------------------------------------
TLL-WAN-CE4      1000 10   121.800      QUAD-PRT SER. MOD W/COMPRESSION & ENCRYP
--------------------------------------------------------------------------------
TL-PCMC-M8       1000 10   121.800      8MB PCMCIA CARD-REDUNDANT CM2 MODULE REQ
--------------------------------------------------------------------------------
TL-TRS           1000 10   121.800      SmartSwitch Router Service
--------------------------------------------------------------------------------
SSR-CMTS-4x1     1000 10   122.025      DOCSIS CBL MODEM SSR8000/8600
--------------------------------------------------------------------------------
SSR-CMTS-4Z1     1000 10   122.025      DOCSIS CBL MODEM SSR8000/8600
--------------------------------------------------------------------------------
SSR32-G260-04
--------------------------------------------------------------------------------
SSR32-G260-08
--------------------------------------------------------------------------------
SSR32-H12-24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SSR32-H13-32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  The above parts represent primarily all parts associated with the POS, CMTS and 32000 technology. In addition, the parts labelled as TLxxxxx are SSR parts
              OEMed for Terayon. These are RSN exclusive part #s.
--------------------------------------------------------------------------------
       In addition, all parts labelled RSxxxx will belong to Riverstone
--------------------------------------------------------------------------------

EXHIBIT C ENTERASYS MANUFACTURING AND RESELLER AGREEMENT

Any capitalized terms not defined in this Exhibit shall have the meanings ascribed to them in the MOA and the other Exhibits thereto. This Exhibit, together with the MOA, governs the manufacturing and sale of Enterasys Products by Riverstone. Definitions are contained in Section 3 below.

1.   Prices & Discounts:
------------------------

A. Manufacturing: Enterasys agrees to provide to Riverstone a manufacturing license for Riverstone Subcontractors to produce certain Enterasys Products listed on Schedule 1 hereto at Standard Cost plus a royalty of seven percent (7%) on such Standard Cost.

B. Resale of Enterasys Products: Should Riverstone and Enterasys mutually agree to develop a reseller arrangement between the companies, Enterasys agrees to sell Enterasys Products to Riverstone for resale to End-User Customers at a forty percent discount (40%) off of Enterasys List Price, provided that, no
                                                          -------- -----
other discounts, fees or prices shall apply, including, without limitation the referral fees for Enterasys Products set out in Exhibit F hereto.

2.   Special Terms:
-------------------

The parties agree to comply with the special terms detailed below provided that no such term shall alter the terms of the Agreement or any other Exhibit to the Agreement.

  1) Nothing in the MOA (including its Exhibits) shall: (i) prevent Riverstone from purchasing products manufactured by Flextronics International USA, Inc. or Flextronics International Ireland Limited under the March 1, 2000 Flextronics International Manufacturing Services Agreement as provided for in the June, 2000 Enterasys-Riverstone Manufactured Products Agreement (the "E-R MPA"); or (ii) constitute a waiver by Enterasys of Riverstone's obligation under the E-R MPA.

3.   Certain Defined Terms:
---------------------------

Capitalized Terms not defined herein shall have the meaning ascribed to them in the Agreement and its other Exhibits.

Discounts shall mean the discounts set out in Section 1 of this Exhibit.
---------

End User Customer shall mean the customer which purchases the Enterasys Products
-----------------
directly for its specific ownership and internal use.

Enterasys Subcontractors shall mean manufacturers contracted by Enterasys to
------------------------
produce products for Enterasys.

Enterasys List Price shall mean the price listed on the Enterasys Price List for
--------------------
an Enterasys Product.

Enterasys Price List shall mean the price list provided to Enterasys by
--------------------
Riverstone under this Exhibit.

Riverstone Subcontractors shall mean manufacturers contracted by Enterasys to
-------------------------
produce products for Enterasys.

Standard Cost shall mean the cost of labor, time and materials associated with
-------------
manufacturing a product.

                            SCHEDULE 1 TO EXHIBIT C
                            -----------------------

          LIST OF ENTERASYS PRODUCTS THAT RIVERSTONE CAN MANUFACTURE

------------------------------------------------------------------------------
PART #              HEIRARCHY                DESCRIPTION
------------------------------------------------------------------------------
CSI40D-AA           1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSI6D-AA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSI6D-AA-128        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSI6D-AA-SP6        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSI6D-AB            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSI6D-AB-128        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSI6D-AB-SP6        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSI6D-AF            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSI6D-AF-128        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSI6D-AJ            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSI6D-AJ-128        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIAP-CA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIAP-DA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIAP-EA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIAP-WM            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBA-AA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBA-AB            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBA-AF            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBA-AJ            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBA-AS            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-AA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-AA-SP5        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-AB            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-AB-SP5        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-AF            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-AJ            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-AS            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-IA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-IA-PCHS       1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-IP            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-IS            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-PC            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-WA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-WB            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-WF            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBB-WJ            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBC-AA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBC-AB            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBC-AF            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBC-AJ            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBC-AS            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------

------------------------------------------------------------------------------
CSIBD-AA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBD-AA-128        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBD-AA-PCHS       1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBD-AA-SC         1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBD-AA-SP5        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBD-AB            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBD-AB-128        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBD-AB-SC         1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBD-AB-SP5        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBD-AF            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBD-AF-128        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBD-AJ            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIBD-AJ-128        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIEB-AA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIEB-AB            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIEB-AF            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIEB-AJ            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIED-AA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIED-AA-M05        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIED-AA-M07        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIED-AA-SC         1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIED-AB            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIED-AB-M07        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIED-AB-SC         1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIED-AF            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIED-AJ            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AA-C20        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AA-C50        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AA-C75        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AA-LP         1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AA-M05        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AA-M07        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AA-PT250      1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AA-PT50       1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AA-Y14        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AB-C20        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AB-C50        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AB-C75        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AB-LP         1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AB-M05        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AB-M07        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AB-PT250      1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AB-PT50       1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIES-AB-Y14        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSILB-AB            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------

------------------------------------------------------------------------------
CSILB-AF            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSILD-AB            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSILD-AB-128        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSILD-AF            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSILD-AF-128        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSILD-AJ            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSILD-AJ-128        1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIPT-MP            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSISA-AX            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIWA-AA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIWA-AB            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIWB-AA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIWB-AB            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIWS-AA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIWS-AA-PCHS       1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIWS-AB            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIWS-BA            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIWS-BB            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIWS-PS1           1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIWS-RM            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
CSIWS-WM            1000 10   119.420        DNPG RMABOUT mobile
------------------------------------------------------------------------------
SSR-510             1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
SSR-520             1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
SSR520-PKG4         1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
SSR-600-CRS         1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
SSR-600-D           1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
SSR-600-ECM         1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
SSR-600-PKG         1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
SSR-600-RCK-        1000 10   122.100        Robo (ssr500 series)
KIT
------------------------------------------------------------------------------
SSR-600-VPN         1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
SSR-600-VPN+        1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
SSR-500-CRS         1000 10   122.300        Cntrl off branchSSR7
------------------------------------------------------------------------------
SSR-500-VPN         1000 10   122.300        Cntrl off branchSSR7
------------------------------------------------------------------------------
SSR-500-VPN+        1000 10   122.300        Cntrl off branchSSR7
------------------------------------------------------------------------------
SSR-600-S           1000 10   122.300        Cntrl off branchSSR7
------------------------------------------------------------------------------
SSR-710             1000 10   122.300        Cntrl off branchSSR7
------------------------------------------------------------------------------
SSR-710-CRS         1000 10   122.300        Cntrl off branchSSR7
------------------------------------------------------------------------------
SSR-710-E1          1000 10   122.300        Cntrl off branchSSR7
------------------------------------------------------------------------------
SSR-710-VPN         1000 10   122.300        Cntrl off branchSSR7
------------------------------------------------------------------------------
SSR-720-CRS         1000 10   122.300        Cntrl off branchSSR7
------------------------------------------------------------------------------
SSR-720-VPN         1000 10   122.300        Cntrl off branchSSR7
------------------------------------------------------------------------------
SSR-720-VPN+        1000 10   122.300        Cntrl off branchSSR7
------------------------------------------------------------------------------
8902957             1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
9033270             1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
9033271             1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
9033273             1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
9032873-02          1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
9032874-02          1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
9032875-02          1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
9032876-02          1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
9032877-02          1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
9032878-02          1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
9032879-02          1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
9032880-02          1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
9032882-02          1000 10   122.100        Robo (ssr500 series)
------------------------------------------------------------------------------
EPIM-100FX          1000 10   160.030
------------------------------------------------------------------------------
SWPIM-BRI
------------------------------------------------------------------------------
SWPIM-E1
------------------------------------------------------------------------------
SWPIM-SY
------------------------------------------------------------------------------
SWPIM-T1
------------------------------------------------------------------------------

EXHIBIT D ENTERASYS SERVICE AGREEMENT

Any capitalized terms not defined in this Exhibit shall have the meanings ascribed to them in the MOA and the other Exhibits thereto. This Exhibit, together with the MOA, governs the sale of Enterasys Services to Riverstone. Definitions are contained in Section 3 below.

1.   Prices & Discounts:
------------------------

A. Enterasys Service Contracts on Enterasys Products: For Service Contracts for Riverstone End User Customers on Enterasys Products, Riverstone agrees to pay Enterasys seventy five percent (75%) of the Service Contract Net Revenue for Level 1-5 Support by Enterasys. All Service Contracts are subject to mutual agreement by the parties.

B. Enterasys Service of Riverstone Products: For Service Contracts for Riverstone End User Customers on Riverstone Products, Riverstone agrees to pay to Enterasys fifty percent (50%) of the Service Contract List Price for Level 1-3 Support. All Service Contracts are subject to mutual agreement by the parties.

2.   Special Terms:
-------------------

The parties agree to comply with the special terms detailed below provided that no such term shall alter the terms of the Agreement, or any other Exhibit to the Agreement.

  ____________________________________________________________________
  ____________________________________________________________________
  ____________________________________________________________________

3.   Certain Defined Terms:
--------------------------

Capitalized Terms not defined herein shall have the meaning ascribed to them in the Agreement and its other Exhibits.

End User Customer shall mean the customer which purchases the Enterasys Services
-----------------
directly for its specific ownership and internal use.

Enterasys Services shall mean Level 1 - Level 5 Support.
------------------

Level 1 Support shall mean the work performed in response to an End User
---------------
Customer's notification of a suspected problem. The services include, but may not be limited to, call logging and validation, determination whether solution is contained in technical information, and a review of a symptom/solutions database for known resolutions.

Level 2 Support shall mean specialist-level technical support, which may include
---------------
problem isolation, lab simulations, analysis of network traces, and remote diagnostics.

Level 3 Support shall mean specialist-level technical support and engineering
---------------
support provided to assist in the determination of a problem and to deliver a resolution

Level 4 Support shall mean up technical and engineering support provided to
---------------
assist in the determination of a problem and to deliver a resolution, including on-site troubleshooting, if the situation so requires.

Level 5 Support shall mean complete technical and engineering support provided
---------------
to assist in the determination of a problem and to deliver a resolution

Riverstone Price List shall mean the price list provided to Enterasys under this
---------------------
Exhibit.

Riverstone Service Contract List Price shall mean the price listed by Riverstone
--------------------------------------
for service contracts on the Riverstone Price List.

Service Contract shall mean an executed contract for Enterasys Services with an
----------------
End User Customer.

Service Contract Net Revenue shall mean all revenue to Enterasys on a Service
----------------------------
Contract.

EXHIBIT E                RIVERSTONE SERVICE AGREEMENT

Any capitalized terms not defined in this Exhibit shall have the meanings ascribed to them in the MOA and the other Exhibits thereto. This Exhibit, together with the MOA, governs the sale of Riverstone Services to Enterasys. Definitions are contained in Section 3 below.

1.   Prices & Discounts:
------------------------

A. Enterasys SSR: For Service Contracts on Enterasys SSR Products, Enterasys agrees to pay Riverstone three percent (3%) of the Service Contract Net Revenue for Level 4 and Level 5 Support by Riverstone. All Service Contracts are subject to mutual agreement by the parties.

2.   Special Terms:
-------------------

The parties agree to comply with the special terms detailed below provided that no such term shall alter the terms of the Agreement, or any other Exhibit to the Agreement.
  _____________________________________________________________________
  _____________________________________________________________________
  _____________________________________________________________________
  _____________________________________________________________________

3.   Certain Defined Terms:
---------------------------

Capitalized Terms not defined herein shall have the meaning ascribed to them in the Agreement and its other Exhibits.

End User Customer shall mean the customer which purchases the Enterasys Services
-----------------
directly for its specific ownership and internal use.

Enterasys SSR Products shall mean the products listed on Schedule 1 hereto.
----------------------

Level 4 Support shall mean back-up technical and engineering support provided to
---------------
Riverstone to assist in the determination of a problem and to deliver a resolution

Level 5 Support shall mean up technical and engineering support provided to
---------------
Enterasys to assist in the determination of a problem and to deliver a resolution, including on-site troubleshooting, if the situation so requires.

Service Contract shall mean an executed contract for Enterasys Services with an
----------------
End User Customer.

Service Contract Net Revenue shall mean all revenue to Enterasys on a service
----------------------------
contract.

                            SCHEDULE 1 TO EXHIBIT E
             LIST OF ENTERASYS SSR PRODUCTS SERVICED BY RIVERSTONE

                           -----------------------        ----------------------
PART #                     PART #                         PART #
---------------------      -----------------------        ----------------------
SSR-449DTE-02              SSR-HFX21-08-AA                SSR-SERC-04-AA
---------------------      -----------------------        ----------------------
SSR-X21DTECABLE            SSR-HFX28-08                   SSR-SERCE-04
---------------------      -----------------------        ----------------------
SSR-16                     SSR-HFX29-08                   SSR-SERCE-04-AA
---------------------      -----------------------        ----------------------
SSR-16-INTRO-PK            SSR-HFX29-08-AA                IA-1100
---------------------      -----------------------        ----------------------
SSR-2-B                    SSR-HTX12-08                   IA-1200
---------------------      -----------------------        ----------------------
SSR-2-B128                 SSR-HTX12-08-AA                SSR-2-ATM29
---------------------      -----------------------        ----------------------
SSR-2-B-AA                 SSR-HTX22-08                   SSR-2-ATM29-01
---------------------      -----------------------        ----------------------
SSR-2-GSX                  SSR-HTX22-08-AA                SSR-2-B
---------------------      -----------------------        ----------------------
SSR-2-LX                   SSR-HTX32-16                   SSR-2-B-AA
---------------------      -----------------------        ----------------------
SSR-2-PKG                  SSR-GLX19-02                   SSR-2-B-DC
---------------------      -----------------------        ----------------------
SSR-2-SX                   SSR-GLX29-02                   SSR-2-BPS
---------------------      -----------------------        ----------------------
SSR-8                      SSR-GLX29-02-AA                SSR-2-CW
---------------------      -----------------------        ----------------------
SSR-CM-128                 SSR-GLX39-02                   SSR-2-FX
---------------------      -----------------------        ----------------------
SSR-CM2-128                SSR-GLX70-01                   SSR-2-FX-AA
---------------------      -----------------------        ----------------------
SSR-CM2-64                 SSR-GLX70-01-AA                SSR-2-G
---------------------      -----------------------        ----------------------
SSR-CM2-64                 SSR-GSX11-02                   SSR-2-GPS
---------------------      -----------------------        ----------------------
SSR-CM-64                  SSR-GSX21-02                   SSR-2-GSX
---------------------      -----------------------        ----------------------
SSR-CW-UGK                 SSR-GSX21-02-AA                SSR-2-LX
---------------------      -----------------------        ----------------------
SSR-FAN-16                 SSR-GSX31-02                   SSR-2-LX70
---------------------      -----------------------        ----------------------
SSR-GLX29-02-AA            SSR-GTX32-02                   SSR-2-LX70-AA
---------------------      -----------------------        ----------------------
SSR-GSX21-02-AA            SSR-MPS-UGK                    SSR-2-LX-AA
---------------------      -----------------------        ----------------------
SSR-HTX12-08-AA            APHY-21                        SSR-2-PKG
---------------------      -----------------------        ----------------------
SSR-HTX22-08-AA            APHY-22                        SSR-2-PKG-AA
---------------------      -----------------------        ----------------------
SSR-INTRO-PK               APHY-29IR                      SSR-2-SER
---------------------      -----------------------        ----------------------
SSR-MEM-128                APHY-67                        SSR-2-SER-AA
---------------------      -----------------------        ----------------------
SSR-PCMCIA                 APHY-77                        SSR-2-SERC
---------------------      -----------------------        ----------------------
SSR-PS-16                  APHY-82                        SSR-2-SERC-AA
---------------------      -----------------------        ----------------------
SSR-PS-16-DC               APHY-92                        SSR-2-SERCE
---------------------      -----------------------        ----------------------
SSR-PS-8                   SSR-16-RCK-KIT                 SSR-2-SERCE-AA
---------------------      -----------------------        ----------------------
SSR-PS-8-DC                SSR-2-HSSI-AA                  SSR-2-SX
---------------------      -----------------------        ----------------------
SSR-RS-ENT                 SSR-2-SER                      SSR-2-SX-AA
---------------------      -----------------------        ----------------------
SSR-RS-UGK                 SSR-2-SER-AA                   SSR-2-TX
---------------------      -----------------------        ----------------------
SSR-SERC-04-AA             SSR-2-SERC-AA                  SSR-2-TX-AA
---------------------      -----------------------        ----------------------
SSR-SERCE-04-AA            SSR-2-WAN                      SSR-2-WAN
---------------------      -----------------------        ----------------------
SSR-SF-16                  SSR-530DTE-02                  SSR-2-WAN-AA
---------------------      -----------------------        ----------------------
SSR-2-CW                   SSR-ATM29-01                   SSR-V35DTE-02
---------------------      -----------------------        ----------------------
SSR-2-FX-AA                SSR-ATM29-02                   SSR-X21DTE-02
---------------------      -----------------------        ----------------------
SSR-2-TX                   SSR-HSSI-02
---------------------      ------------------------
SSR-FAN-8                  SSR-HSSI-02-AA
---------------------      -----------------------
SSR-HFX11-08               SSR-HSSI-CAB
---------------------      -----------------------
SSR-HFX21-08               SSR-SERC-04
---------------------      -----------------------

EXHIBIT F ENTERASYS PRODUCTS AND TRAINING REFERRAL AGREEMENT

Any capitalized terms not defined in this Exhibit shall have the meanings ascribed to them in the MOA and the other Exhibits thereto. This Exhibit, together with the MOA, governs referral fees for the sale of Enterasys products and training by Riverstone. Definitions are contained in Section 3 below.

1.   Prices & Discounts:
------------------------

A. Enterasys Products: Enterasys agrees to pay to Riverstone a Referral Fee of twelve (12%) of Net Revenue for Enterasys Products sold by Riverstone to End User Customers.

B. Enterasys Training: Enterasys agrees to pay to Riverstone a Referral Fee of six percent (6%) of Net Revenue on sales of Enterasys Customer Use Training to End User Customers by Riverstone.

2.   Special Terms:
-------------------

The parties agree to comply with the special terms detailed below provided that no such term shall alter the terms of the MOA, or any other Exhibit to the MOA.

  _____________________________________________________________________
  _____________________________________________________________________
  _____________________________________________________________________
  _____________________________________________________________________

3.   Certain Defined Terms:
--------------------------

Capitalized Terms not defined herein shall have the meaning ascribed to them in the Agreement and its other Exhibits.

Customer Use Training shall mean training given to an End User Customer of
---------------------
Enterasys Products.

End User Customer shall mean the customer which purchases the Enterasys Products
-----------------
or Customer Use Training from Riverstone directly for its specific ownership and internal use.

Net Revenue shall mean all revenue from the sale of all Enterasys Products to
-----------
the End User Customer.

Referral Fee shall mean payments for actual sales of Enterasys Products or
------------
Customer Use Training to an End User Customer by an Riverstone employee.